UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2016

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CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     Appointment of Janet Cowell as Member of the Board of Directors

On February 29, 2016, the Board of Directors (the “Board”) of the Registrant approved an increase in the size of the Board from seven to eight members and appointed Janet R. Cowell as a director to fill the vacancy created by the increase. Ms. Cowell will serve in the class of directors whose term will expire at the Registrant’s 2017 Annual Meeting of Stockholders. There is no arrangement or understanding between Ms. Cowell and any other person pursuant to which she was selected as a director of the Registrant, and there is no family relationship between Ms. Cowell and any of the Registrant’s other directors or executive officers. The Registrant is not aware of any transaction involving Ms. Cowell requiring disclosure under Item 404(a) of Regulation S-K. Additional information about Ms. Cowell is set forth below.

Ms. Cowell, age 47, was first elected as Treasurer of the State of North Carolina in 2008 and is the first woman to hold the office. She announced in 2015 that she would not seek re-election when her current term ends in January 2017. From 2004 to 2008, she served as a North Carolina State Senator, and she served on the Raleigh, North Carolina City Council from 2001 to 2004. Earlier in her career she worked with Corning Inc., Sibson & Co., SJF Ventures, HSBC Holdings plc and Lehman Brothers Holdings Inc. Ms. Cowell received a B.A. from the University of Pennsylvania and an M.B.A. from the University of Pennsylvania Wharton School of Business as well as a Master’s in International Studies from the University of Pennsylvania Lauder Institute.

In accordance with the Registrant’s compensation policy for non-employee directors, on March 1, 2016, Ms. Cowell will be granted a restricted stock unit award having a value equal to $150,000 based on the closing price per share of the Registrant’s common stock on February 26, 2016 (two business days before the grant date), which will vest and become exercisable on March 1, 2017, subject to Ms. Cowell’s continuous service through that date. Additionally, Ms. Cowell will be entitled to receive a $50,000 annual retainer for her service as a director. Ms. Cowell has also entered into the Registrant’s standard form of indemnification agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ Mark E. Cook
Date:	February 29, 2016		Mark E. Cook
Chief Financial Officer